UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021 (November 12, 2021)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 E 34th St. #249, New York, NY 10016

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 31, 2021, Sequential Brands Group, Inc. (“Sequential” or the “Company”) entered into an asset purchase agreement (the “Galaxy Purchase Agreement”) with Gainline Galaxy Holdings LLC (“Galaxy Buyer”) for the purchase of the Company’s Active Division assets for an aggregate purchase price of $333,000,000. Following the exercise of its option pursuant to Section 1.10 of the Galaxy Purchase Agreement, Galaxy Buyer has purchased the Company’s AND1, Avia, GAIAM, and SPRI brands for an adjusted purchase price of $328,950,000. The foregoing summary of the Galaxy Purchase Agreement does not purport to be complete and is qualified in its entirety by the Galaxy Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021, and the description thereof in the current report, each of which is incorporated herein by reference.

Further, as previously disclosed, on October 7, 2021, Sequential entered into a Membership Interest Purchase Agreement (the “JS Purchase Agreement”) with With You, Inc. (“JS Buyer”), pursuant to which JS Buyer will purchase all of the Company’s 62.5% membership interests in With You LLC (“With You”) for an aggregate cash purchase price of $65,000,000. With You holds the intellectual property assets, trademarks and licenses used in the Jessica Simpson consumer brand business. The foregoing summary of the JS Purchase Agreement does not purport to be complete and is qualified in its entirety by the JS Purchase Agreement, which was attached as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on October 8, 2021, and the description thereof in the current report, each of which is incorporated herein by reference.

Both of these transactions closed on November 12, 2021.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 1.01 is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: November 18, 2021	By:	/s/ Lorraine DiSanto
	Name:	Lorraine DiSanto
	Title:	Chief Financial Officer